ALPS ETF TRUST

ALPS ENHANCED PUT WRITE STRATEGY ETF (NYSE ARCA: PUTX)

SUPPLEMENT DATED JUNE 7, 2016

TO THE SUMMARY PROSEPCTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2016

On June 6, 2016, the Board of Trustees of the ALPS ETF Trust authorized an orderly liquidation of the ALPS Enhanced Put Write Strategy ETF (the “Fund”).  The Fund’s Board of Trustees determined that closing and liquidating the Fund was in the best interests of the Fund and the Fund’s shareholders.

From June 8, 2016 through June 27, 2016, the Fund will be in the process of closing down and liquidating its portfolio, which will increase the Fund’s cash holdings.

The Fund will close to new investors on June 22, 2016, and the NYSE ARCA will halt trading in the Fund before the opening of trading on June 27, 2016.  The effective date of the Fund’s liquidation shall be June 27, 2016 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust.  Shareholders of record remaining on June 27, 2016 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date.

There can be no assurance that there will be a market for the Fund’s shares between the last day of trading on NYSE Arca (June 24, 2016) and the liquidation date (June 27, 2016).

For additional information regarding the liquidation, shareholders of the Fund may call 855.325.8020.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE